                                  EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., a Delaware corporation, does hereby constitute and appoint HERBERT F. SMITH or LAILA B. SOARES with full power of substitution to said attorney, as the true and lawful attorney and agent of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorney and agent deems advisable, of AVCO FINANCIAL SERVICES, INC. to comply with the Securities Act of 1934, as amended, and any requirements of the Securities and Exchange Commission with respect thereto in connection with the filing under the Securities Act of 1934 of an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the 1995 year of AVCO FINANCIAL SERVICES, INC., as well as any and all amendments to said Report, including specifically, but without limitation of the authority hereby granted, the power and authority to sign his or her name as an officer or director, or both, of AVCO FINANCIAL SERVICES, INC., as indicated opposite his or her signature below, to said Report, and any such amendments, and each of the undersigned does fully ratify and confirm all that said attorney, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 27th day of March, 1996.

       /s/ W. R. LYONS                      Chairman and Director
---------------------------------
          W. R. Lyons

       /s/ S. J. DAVIS                      Vice Chairman and Director
---------------------------------
          S. J. Davis

      /s/ E. R. SCHUTT, JR.                 Executive Vice President,
---------------------------------           President International
        E. R. Schutt, Jr.                   Operations and Director

       /s/ G. E. FRANCIS                    Executive Vice President,
---------------------------------           President Strategic Business
         G. E. Francis                      Operations and Director

         /s/ R. BUKOW                       Executive Vice President,
---------------------------------           Treasurer, Chief Financial
           R. Bukow                         Officer and Director

         /s/ G. L. FITE                       Executive Vice President,
---------------------------------             Controller and Director
           G. L. Fite

       /s/ W. J. PEARSON                      Executive Vice President and
---------------------------------             Director
         W. J. Pearson

       /s/ M. A. SCHIMBOR                     Executive Vice President,
---------------------------------             President U.S. Finance
         M. A. Schimbor                       and Director

        /s/ H. F. SMITH                       Executive Vice President,
---------------------------------             Secretary and Director
          H. F. Smith

        /s/ J. C. SPENCE                      Director
---------------------------------
          J. C. Spence

        /s/ DAVID HEVIA                       Senior Vice President and
---------------------------------             Director
          David Hevia

       /s/ L. B. CAMPBELL                     Director
---------------------------------
         L. B. Campbell

     /s/ JAMES F. HARDYMON                    Director
---------------------------------
         J. F. Hardymon

       /s/ S. A. GILIOTTI                     Director
---------------------------------
         S. A. Giliotti

       /s/ W. W. JUCHATZ                      Director
---------------------------------
         W. W. Juchatz

        /s/ S. I. KEY                         Director
---------------------------------
          S. I. KEY

        /s/ R. A. WATSON                      Director
---------------------------------
          R. A. Watson



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